OTHER FINANCE EXPENSES AND INCOME, NET (Schedule of Other Finance Expenses and Income, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Finance expenses:
Interest on financial institutions loans	$ 21,435	$ 8,303	$ 0
Currency exchange rate differences, net	1,515	1,814	637
Interest on lease liabilities	486	540	786
Bank charges	482	268	46
Interest, mainly on contingent consideration on business combination (Note 14)	148	535	32
Loss on derivatives	712	778	0
Total	$ 24,778	$ 12,238	$ 1,501